COPLEY FUND, INC.
 SUPPLEMENT DATED DECEMBER 3,2007 TO PROSPECTUS AND STATEMENT OF ADDITIONAL
                                  INFORMATION
                               DATED JULY 2, 2007

      This Supplement (the "Supplement") to the Prospectus and Statement of Additional Information ("SAI") dated July 2, 2007 provides information relating to the Fund and developments since the issuance of the Prospectus and Statement of Additional Information dated July 2, 2007.

      This Supplement must be read in conjunction with the Prospectus and SAI in order to obtain complete information about the Fund as the Supplement only addresses certain issues. In the case of any inconsistencies between the Supplement and the Prospectus and SAI this Supplement shall prevail.

      This Supplement amends the "Tax on Unrealized Appreciation" and "Distribution and Taxes" sections of the Prospectus and the "Taxation of the Fund" section of the SAI by adding the following to each section:

      On November 30, 2007 the staff of the Securities and Exchange Commission compelled the Fund to reduce its per share value by $13.89 based upon the conclusion that the Fund was required by generally accepted accounting principles to include in its liabilities the entire amount of capital gains taxes that would be payable if the Fund liquidated its' entire portfolio of securities on that day. Management and the Board of Directors have no intention of liquidating the portfolio and strongly disagree with this interpretation of the applicable accounting pronouncements as they are applied to the particular circumstances of the Fund and, while there can be no assurance that they will succeed, intend vigorously to pursue alternatives which may be available so that the Fund could "unreserve" this potential tax liability and again reflect that amount in the Fund's per share value. With the exception of this accounting change the Fund will continue to be managed as it has been in the past.

      It is important to remember that this is an accounting issue and that no capital gains taxes have been paid, nor are they even currently payable. The Fund retains all of its' current assets and continues to earn dividends in ever increasing amounts and gains (or losses) continue to be taken on the entire value of the portfolio.